Exhibit 10.2 to 2003 10-Q

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                      AMENDED AND RESTATED LEASE AGREEMENT

                            Dated as of June 30, 2003

                                     between

                        WACHOVIA DEVELOPMENT CORPORATION,

                                    as Lessor

                                       and

                             CONVERGYS CORPORATION,

                                    as Lessee

--------------------------------------------------------------------------------

This Amended and Restated Lease Agreement is subject to a security interest in favor of Wachovia Bank, National Association, as the agent for the Primary Financing Parties and, respecting the Security Documents, as the agent for the Secured Parties (the "Agent") under a Security Agreement dated as of June 30, 2003, between Wachovia Development Corporation, as the Borrower, and the Agent, as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof. This Amended and Restated Lease Agreement has been executed in several counterparts. To the extent, if any, that this Amended and Restated Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amended and Restated Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                                TABLE OF CONTENTS

ARTICLE IA  AMENDMENT AND RESTATEMENT.........................................1

ARTICLE I ....................................................................2
     1.1    Definitions.......................................................2
     1.2    Interpretation....................................................2

ARTICLE II ...................................................................2
     2.1    Property..........................................................2
     2.2    Lease Term........................................................2
     2.3    Title.............................................................2
     2.4    Lease Supplements.................................................3

ARTICLE III ..................................................................3
     3.1    Rent..............................................................3
     3.2    Payment of Basic Rent.............................................3
     3.3    Supplemental Rent.................................................3
     3.4    Performance on a Non-Business Day.................................4
     3.5    Rent Payment Provisions...........................................4
     3.6    Payment to Agent..................................................4

ARTICLE IV ...................................................................5
     4.1    Taxes; Utility Charges............................................5

ARTICLE V ....................................................................5
     5.1    Quiet Enjoyment...................................................5
     5.2    [Reserved]........................................................5
     5.3    Assignment of Leases, Rents and Profits...........................5

ARTICLE VI ...................................................................6
     6.1    Net Lease.........................................................6
     6.2    No Termination or Abatement.......................................7

ARTICLE VII ..................................................................7
     7.1    Ownership of the Property.........................................7

ARTICLE VIII .................................................................9
     8.1    Condition of the Property.........................................9
     8.2    Possession and Use of the Property...............................10
     8.3    Integrated Property..............................................11

ARTICLE IX ..................................................................11
     9.1    Compliance With Legal Requirements, Insurance
            Requirements and Manufacturer's Specifications
            and Standards....................................................11

ARTICLE X ...................................................................11
     10.1   Maintenance and Repair; Return...................................11
     10.2   Environmental Inspection.........................................13

ARTICLE XI ..................................................................13
     11.1   Modifications....................................................13

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ARTICLE XII .................................................................14
     12.1   Warranty of Title................................................14

ARTICLE XIII ................................................................15
     13.1   Permitted Contests Other Than in Respect of
            Indemnities......................................................15
     13.2   Impositions, Utility Charges, Other Matters;
            Compliance with Legal Requirements...............................16

ARTICLE XIV .................................................................16
     14.1   Public Liability and Workers' Compensation
            Insurance........................................................16
     14.2   Permanent Hazard and Other Insurance.............................16
     14.3   Coverage.........................................................17
     14.4   Additional Insurance Requirements................................18
     14.5   Policies.........................................................18

ARTICLE XV ..................................................................19
     15.1   Casualty and Condemnation........................................19
     15.2   Environmental Matters............................................21
     15.3   Notice of Environmental Matters..................................22

ARTICLE XVI .................................................................22
     16.1   Termination Upon Certain Events..................................22
     16.2   Procedures.......................................................22

ARTICLE XVII ................................................................23
     17.1   Lease Events of Default..........................................23
     17.2   Surrender of Possession..........................................25
     17.3A  Foreclosure......................................................26
     17.3   Reletting........................................................26
     17.4   Damages..........................................................26
     17.5   Power of Sale....................................................27
     17.6   Final Liquidated Damages.........................................28
     17.7   Environmental Costs..............................................28
     17.8   Waiver of Certain Rights.........................................28
     17.9   Assignment of Rights Under Contracts.............................29
     17.10  Remedies Cumulative..............................................29
     17.11  Limitation Regarding Certain Lease Events of Default.............29

ARTICLE XVIII ...............................................................30
     18.1   Lessor's Right to Cure Lessee's Lease Defaults...................30

ARTICLE XIX .................................................................30
     19.1   Provisions Relating to Lessee's Exercise of
            its Purchase Option..............................................30
     19.2   No Purchase or Termination With Respect to
            Less than All of the Property....................................30

ARTICLE XX ..................................................................31
     20.1   Purchase Option or Sale Option-General
            Provisions.......................................................31
     20.2   Lessee Purchase Option...........................................31
     20.3   Third Party Sale Option..........................................32

ARTICLE XXI .................................................................33
     21.1   [Intentionally Omitted]..........................................33

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ARTICLE XXII ................................................................33
     22.1   Sale Procedure...................................................33
     22.2   Application of Proceeds of Sale..................................35
     22.3   Indemnity for Excessive Wear.....................................35
     22.4   Appraisal Procedure..............................................36
     22.5   Certain Obligations Continue.....................................36
     22.6   Post-Expiration Sales............................................36

ARTICLE XXIII ...............................................................37
     23.1   Holding Over.....................................................37

ARTICLE XXIV ................................................................38
     24.1   Risk of Loss.....................................................38

ARTICLE XXV .................................................................38
     25.1   Assignment.......................................................38
     25.2   Subleases........................................................39

ARTICLE XXVI ................................................................40
     26.1   No Waiver........................................................40

ARTICLE XXVII ...............................................................40
     27.1   Acceptance of Surrender..........................................40
     27.2   No Merger of Title...............................................40

ARTICLE XXVIII ..............................................................40
     28.1   Limitations on Transfers By Lessor...............................40

ARTICLE XXIX ................................................................41
     29.1   Notices..........................................................41

ARTICLE XXX .................................................................41
     30.1   Miscellaneous....................................................41
     30.2   Amendments and Modifications.....................................41
     30.3   Successors and Assigns...........................................41
     30.4   Headings and Table of Contents...................................41
     30.5   Counterparts.....................................................41
     30.6   GOVERNING LAW....................................................41
     30.7   Calculation of Rent..............................................42
     30.8   Memoranda of Lease and Lease Supplements.........................42
     30.9   Allocations among the Primary Financing Parties..................42
     30.10  Limitations on Recourse..........................................42
     30.11  WAIVERS OF JURY TRIAL............................................42
     30.12  Exercise of Lessor Rights........................................43
     30.13  SUBMISSION TO JURISDICTION; VENUE................................43
     30.14  USURY SAVINGS PROVISION..........................................43

EXHIBITS
--------

EXHIBIT A  -  Lease Supplement No. ____
EXHIBIT B  -  Open-End Mortgage, Assignment of Leases, Rents and Profits and
              Memorandum of Lease and Lease Supplement No. ___ and Option

                      AMENDED AND RESTATED LEASE AGREEMENT
                      ------------------------------------

     THIS AMENDED AND RESTATED LEASE AGREEMENT dated as of June 30, 2003 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation, having its principal office at One Wachovia Center, 301 South College Street, Charlotte, Mecklenburg County, North Carolina 28288, as lessor (the "Lessor"), and CONVERGYS CORPORATION, an Ohio corporation, having its principal place of business at 201 East Fourth Street, 102-1900, Cincinnati, Hamilton County, Ohio, 45201-2301, as lessee (the "Lessee").

                                   WITNESSETH:
                                   ----------

     A. WHEREAS, subject to the terms and conditions of the Participation Agreement, Lessor will obtain, through an assignment of the Existing Notes and the Existing Holder Certificates and an assumption of the Trust's obligations under the Existing Operative Agreements, title to or a ground lease interest in various parcels of real property, some of which will (or may) have existing Improvements thereon, from one (1) or more third parties designated by Lessee; and

     B. WHEREAS, the Basic Term shall commence with respect to the Property upon the Closing Date; and

     C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the Property;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE IA

                            AMENDMENT AND RESTATEMENT

     This Lease amends and restates in its entirety that certain Lease Agreement dated as of December 31, 1998 (the "Original Lease") between Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), as Owner Trustee under the CRT Realty Trust 1998-1, and the Lessee. The Original Lease has been assigned from Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), as Owner Trustee under the CRT Realty Trust 1998-1 to the Lessor pursuant to the terms of the Assignment and Recharacterization Agreement.

                                    ARTICLE I

     1.1    Definitions.
            -----------

     For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of June 30, 2003 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, the various entities which are parties thereto from time to time, as Guarantors, Lessor, the various financial institutions and other institutional investors which are parties thereto from time to time, as the Credit Note Purchasers, the various banks and other lending institutions which are parties thereto from time to time, as the Mortgage Lenders, and Wachovia Bank, National Association, as agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

     1.2    Interpretation.
            --------------

     The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.

                                   ARTICLE II

     2.1    Property.
            --------

            Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to the Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Property.

     2.2    Lease Term.
            ----------

     The basic term of this Lease with respect to the Property (the "Basic Term") shall begin upon the Closing Date (the "Basic Term Commencement Date") and shall end on the seventh annual anniversary of the Closing Date (the "Basic Term Expiration Date"), unless the Basic Term is earlier terminated in accordance with the provisions of this Lease.

     2.3    Title.
            -----

     Subject to the proviso to this sentence, the Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements; provided, however, Lessor does warrant that the Property shall be kept free and clear of Lessor Liens. Lessee shall in no event have any recourse against

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Lessor for any defect in Lessor's title to the Property or any interest of
Lessee therein other than for Lessor Liens.

     2.4    Lease Supplements.
            -----------------

     On or prior to the Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased effective as of such Basic Term Commencement Date in substantially the form of Exhibit A hereto.

                                   ARTICLE III

     3.1    Rent.
            ----

            (a) Lessee shall pay Basic Rent (i) in arrears on each Payment Date; provided, any amount of Basic Rent payable on the Payment Date occurring on July 1, 2005 shall be paid on June 30, 2005, and (ii) on any date on which this Lease shall terminate with respect to the Property during the Term.

            (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Lessor shall from time to time direct.

            (c) Lessee's inability or failure to take possession of all or any portion of the Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for the Property in accordance with the terms of this Lease.

            (d) Lessee shall make all payments of Rent prior to 10:00 a.m., Charlotte, North Carolina time, on the applicable date for payment of such amount.

     3.2    Payment of Basic Rent.
            ---------------------

     Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

     3.3    Supplemental Rent.
            -----------------

     Lessee shall pay to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent within the applicable grace periods for the payment of Supplemental Rent provided in Sections 17.1(a) and (b), Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction.

Lessee shall pay to the appropriate Person, as Supplemental Rent due and owing to such Person, among other things, on demand, (a) any and all payment obligations (except for amounts payable as Basic Rent) owing from time to time under the Operative Agreements by any Person to the Agent, any Credit Note Purchaser, any Mortgage Lender, the Lessor or any other Person, (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person (subject to any applicable grace period) for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid and (c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation Agreement. It shall be an additional Supplemental Rent obligation of Lessee to pay to the appropriate Person all rent and other amounts when such become due and owing from time to time under each Ground Lease (without regard to whether such payment obligations are stated to be obligations of the landlord or the tenant thereunder) and without the necessity of any notice from Lessor with regard thereto. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     3.4    Performance on a Non-Business Day.
            ---------------------------------

     If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

     3.5    Rent Payment Provisions.
            -----------------------

     Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace periods) regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.

     3.6    Payment to Agent.
            ----------------

     The Lessor hereby instructs the Lessee, and the Lessee hereby acknowledges and agrees, that until such time as the Notes and the Lessor Advance are paid in full and the Liens evidenced by the Security Documents (including the Security Agreement and the Mortgage Instruments) have been released (i) any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under this Lease due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 of the Participation Agreement and the Intercreditor Agreement.

                                   ARTICLE IV

     4.1    Taxes; Utility Charges.
            ----------------------

     Subject to Lessee's right to contest (as provided in Section 13.1) an Imposition, utility charge or other similar amount referenced in this Section 4.1, Lessee shall pay or cause to be paid all Impositions with respect to the Property and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on the Property and related real property during the Term. Upon Lessor's request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for Impositions or utilities imposed with respect to the Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.

                                    ARTICLE V

     5.1    Quiet Enjoyment.
            ---------------

     Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and the other Operative Agreements and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy the Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term Commencement Date.

     5.2    [Reserved].

     5.3    Assignment of Leases, Rents and Profits.
            ---------------------------------------

            (a) Lessee hereby immediately and absolutely sells, assigns, transfers, and sets over unto Lessor, its successors and assigns, the rights, interests and privileges which Lessee may have as lessor in any and all leases now existing or hereafter made that affect the Property. So long as no Lease Event of Default exists, Lessee shall have the right under a license granted hereby to collect all rents and profits from the leases.

            (b) With respect to the assignment of the leases and agreements affecting the Property and the rents and profits, Lessor shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Lessee under any of the leases or agreements assigned under this Lease. Lessee hereby agrees to indemnify Lessor and the other Financing Parties for, and to save them harmless from, any and all liability arising from any such agreements or from such assignment. Such assignment shall not place responsibility for the control, care, management or repair of the Property upon Lessor, or make Lessor responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

                                   ARTICLE VI

     6.1    Net Lease.
            ---------

     This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of the Property. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of the Property or any part thereof; (b) any taking of the Property or any part thereof or interest therein by Condemnation or otherwise;
(c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of the Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to the Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder;
(g) any action for bankruptcy, insolvency, reorganization, liquidation, receivership, dissolution or other proceeding relating to or affecting the Agent, any Credit Note Purchaser, the Lessor, the Lessee or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of the Property; (k) breach of any warranty or representation with respect to the Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of the Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subjected to negotiation.

     6.2    No Termination or Abatement.
            ---------------------------

     Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                   ARTICLE VII

     7.1    Ownership of the Property.
            -------------------------

            (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) Lessor will be treated as the owner and lessor of the Property and (C) Lessee will be treated as the lessee of the Property, but (ii) for federal and all state and local income tax purposes, bankruptcy purposes, regulatory purposes, commercial law and real estate purposes and all other purposes (A) this Lease will be treated as a financing arrangement and (B) Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to owners of property similar to the Property for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with the Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

            (b) For all purposes described in Section 7.1(a) except for financial accounting purposes, Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, pursuant hereto and to the Lease Supplements, Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor a first priority security interest in and lien (but subject to the security interest and lien in the assets granted by Lessee in favor of the Agent in accordance with the Security Documents) on all right, title and interest of Lessee (now owned or hereafter acquired) in and to the Property to the extent such is personal property and does hereby irrevocably MORTGAGE, GRANT, BARGAIN, SELL, ALIEN, REMISE, RELEASE, CONFIRM AND CONVEY to Lessor a lien and mortgage (but subject to the lien and mortgage in the assets granted by Lessee in favor of the Agent in accordance with the Security Documents) on all right, title and interest of Lessee (now owned or hereafter acquired) in and to the Property to the extent such is a real property. The security interest, lien and mortgage in the assets granted by Lessee in favor of Lessor are hereby assigned by Lessor to the Agent, for the benefit of all Financing Parties, and/or are subject to additional security interests, liens and mortgages granted by Lessor to the Agent, for the benefit of all Financing Parties. Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee now existing or hereafter arising under the Operative Agreements, (i) this Lease shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting the Property and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien and mortgage on the Property and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title by Lessor (or to the extent applicable, a leasehold interest pursuant to a Ground Lease) in the Property referenced in Article II constitutes a grant by Lessee to Lessor of a security interest, lien and mortgage in all of Lessee's right, title and interest in and to the Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by the Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest and mortgage lien under applicable law. Lessee shall promptly take such actions as Lessor may reasonably request (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the various Lease Supplements) to ensure that the lien, security interest, lien and mortgage lien in the Property and the other items referenced above will be deemed to be a perfected lien, security interest and mortgage lien of first priority under applicable law and will be maintained as such throughout the Term. The security agreements, financing statements, liens, security interests, deeds of trust and mortgages provided in clauses (i), (ii) and (iii) hereof shall be individually defined as the "Security Right", and individual collateral secured by the corresponding Security Right as provided in clauses (i),
     (ii) and (iii) hereof shall be defined herein as the "Specified
     Collateral".

            (c) In the event that Lessee's interest in the Property as provided in this Lease is recharacterized by a court of competent jurisdiction, and last resort in the case of an appeal, as a fee interest subject to a grant of an equitable mortgage by Lessee or as a financing instrument provided in favor of Lessee or otherwise, and not as a leasehold estate in substantial conformity with the terms and conditions contained in this Lease, then Lessee and Lessor agree that this Lease shall constitute a Security Right with respect to the applicable Specified Collateral provided in clauses (i), (ii) and
     (iii) of Section 7.1(b) and shall be enforceable in accordance with the terms and conditions contained in this Lease to the extent that such terms and conditions may be enforceable pursuant to the determination of such court of competent jurisdiction. Lessor and Lessee further agree that the provisions of this Section 7.1 are for the benefit of, and may be enforceable by Lessor, Lessee and each of the Financing Parties.

                                  ARTICLE VIII

     8.1    Condition of the Property.
            -------------------------

     LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP THE PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY OTHER PRIMARY FINANCING PARTY HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP THE PROPERTY FREE AND CLEAR OF LESSOR LIENS AND, SUBJECT TO THE TERMS AND CONDITIONS HEREOF, WILL CAUSE THE PROPERTY TO BE CONVEYED FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY OTHER PRIMARY FINANCING PARTY SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE BASIC TERM COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT THE PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE AGENT AND EACH OTHER PRIMARY FINANCING PARTY ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT AND THE OTHER PRIMARY FINANCING PARTIES, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

     8.2    Possession and Use of the Property.
            ----------------------------------

            (a) At all times during the Term with respect to the Property, the Property shall be a Permitted Facility and shall be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease. Lessee shall not commit or permit any waste of the Property or any part thereof.

            (b) The address stated in Section 29.1 of this Lease is the principal place of business and chief executive office of Lessee and the location of its jurisdiction of organization (as such terms are used in the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its principal place of business or chief executive office or the location of its jurisdiction of organization. Regarding the Property, the Lease Supplement correctly identifies the Improvements and contains an accurate legal description for the related parcel of Land and/or a copy of the Ground Lease.

            (c) Lessee will not attach or incorporate any item of equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such item of equipment by reason of such attachment or the assertion of a claim that such item of equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

            (d) On the Basic Term Commencement Date, Lessor and Lessee shall execute a Lease Supplement in regard to the Property which shall contain an Improvement Schedule that has a general description of the Improvements which shall comprise a part of the Property and a legal description of the Land to be leased hereunder (or in the case of any portion of the Property subject to a Ground Lease to be subleased hereunder) as of such date. Any portion of the Property subject to a Ground Lease shall be deemed to be ground subleased from Lessor to Lessee as of the effective date of the applicable Ground Lease, and such ground sublease shall be in effect until this Lease is terminated or expires, in each case in accordance with the terms and provisions hereof. Lessee shall satisfy and perform all obligations imposed on Lessor under each Ground Lease. Simultaneously with the execution and delivery of the Lease Supplement, such Improvements, Land, ground subleasehold interest and all additional Improvements which are financed under the Operative Agreements after the Basic Term Commencement Date and the remainder of the Property shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

            (e) At all times during the Term with respect to the Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of the Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Property.

     8.3    Integrated Property.
            -------------------

     On the Rent Commencement Date, Lessee shall, at its sole cost and expense, cause the Property and the applicable property subject to a Ground Lease to constitute (and for the duration of the Term shall continue to constitute) all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain and control a Permitted Facility in a commercially reasonable manner.

                                   ARTICLE IX

     9.1    Compliance With Legal Requirements, Insurance Requirements and
            --------------------------------------------------------------
            Manufacturer's Specifications and Standards.
            -------------------------------------------

     Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all applicable Legal Requirements (including without limitation all Environmental Laws) and all Insurance Requirements relating to the Property, (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property and (c) comply with all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property, whether or not compliance therewith shall require structural or extraordinary changes in the Property or interfere with the use and enjoyment of the Property, unless the failure to procure, maintain and comply with such items identified in subparagraphs (b) and
(c), individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9.1. Lessor agrees to use commercially reasonable efforts to assist Lessee with Lessee's obligation to comply with this Section 9.1; provided, however, Lessee shall give Lessor and the Agent reasonable advance notice of any action which Lessor is requested to take regarding compliance with this Section 9.1, Lessee shall pay any and all reasonable out-of-pocket fees and expenses incurred by Lessor in connection therewith and in no event shall such action on the part of Lessor create any additional risk for any Financing Party (as reasonably determined by the Agent).

                                    ARTICLE X

     10.1   Maintenance and Repair; Return.
            ------------------------------

            (a) Lessee, at its sole cost and expense, shall maintain the Property in good condition, repair and working order (ordinary wear and tear excepted) and in the repair and condition as when originally delivered to Lessor and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by Section 9.1 and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to the Property, such that the Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of
     Article XV with respect to Casualty and Condemnation.

            (b) Lessee shall not move or relocate any component of the Property beyond the boundaries of the Land (comprising part of the Property) described in the Lease Supplement, except for the temporary removal of equipment and other personal property for repair or replacement and except as otherwise permitted with respect to Modifications or pursuant to Section 10.1(c).

            (c) If Lessee wishes for whatever reason to replace any component of the Property or any component of the Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All components which are added to the Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in the Property and subject to the terms of this Lease as if originally leased hereunder. Regarding each component which is added to the Property as referenced in this Section 10.1(c), Lessee shall cause a bill of sale (in form and substance reasonably satisfactory to the Agent) to be delivered in favor of Lessor and such title affidavits and other documents as may be reasonably requested by any title insurance underwriter issuing title insurance in connection with the purchase of such interest by Lessee. All components which are replaced shall immediately become the property of (and title thereto shall vest in) Lessee and shall be deemed separated from the Property and no longer subject to the terms of this Lease. Regarding each component which is removed from the Property as referenced in this Section 10.1(c), Lessor shall cause a bill of sale to be delivered in favor of Lessee in accordance with the requirements of Section 20.2(b) and, to the extent the following are agreed to by the Agent in its reasonable discretion, such title affidavits and other documents as may be reasonably requested by any title insurance underwriter issuing title insurance in connection with the acquisition of such component by Lessee.

            (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect the Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of an Event of Default, materially disrupt the business of Lessee.

            (e) Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) one or more additional Appraisals (or reappraisals of the Property) as Lessor may request if any one of Lessor, the Agent, any Credit Note Purchaser or any Mortgage Lender is required pursuant to any applicable Legal Requirement to obtain such Appraisals (or reappraisals) and upon the occurrence of any Event of Default.

            (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

            (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to the Property, if Lessee shall not have exercised its Purchase Option with respect to the Property and purchased the Property, surrender the Property (i) pursuant to the exercise of the applicable remedies upon the occurrence of a Lease Event of Default, to Lessor or (ii) pursuant to the second paragraph of Section 22.1(a) or
     Section 22.6 hereof, to Lessor or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2, 11.1, 12.1, 22.1, 22.6 and 23.1).

     10.2   Environmental Inspection.
            ------------------------

     If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 or for whatever reason Lessee does not purchase the Property in accordance with the terms of this Lease, then not more than one hundred twenty (120) days nor less than sixty (60) days prior to the Expiration Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared (no more than thirty
(30) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor.

                                   ARTICLE XI

     11.1   Modifications.
            -------------

     Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor whether such are for the interior or exterior of the Property or are structural, subfloor or non-structural for the Property, or whether such include structural, subfloor or nonstructural components, members or constituent elements (collectively, "Modifications"), and Lessee shall make any and all Modifications required to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no Modification shall materially and adversely impair the value, utility or useful life of the Property from that which existed immediately prior to such Modification; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) when completed, no Modification shall adversely affect the structural integrity of the Property; (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, Lessee shall not make any Modification (unless required by any Legal Requirement) to the extent any such Modification, individually or in the aggregate, shall have or could reasonably be expected to have a Material Adverse Effect. All Modifications required be made pursuant to any Legal Requirement, Insurance Requirement or manufacturer's specification or standard and all Modifications that are not severable from the Property without materially and adversely impairing the value, utility or useful life of the Property shall immediately and without further action upon their incorporation into the Property (1) become property of Lessor, (2) be subject to this Lease and (3) be titled in the name of Lessor, and Lessee shall not remove or attempt to remove any Modification from the Property. Regarding all Modifications that are not severable from the applicable Property without materially and adversely impairing the value, utility or useful life of the Property, Lessee shall cause a bill of sale (in form and substance reasonably satisfactory to the Agent) to be delivered in favor of Lessor. Title to all other Modifications will vest with Lessee. Each Ground Lease for any portion of the Property shall expressly provide for the provisions of the foregoing sentence. Lessee, at its own cost and expense, will pay for the repairs of any damage to the Property caused by the removal or attempted removal of any Modification.

                                   ARTICLE XII

     12.1   Warranty of Title.
            -----------------

            (a) Lessee hereby acknowledges and shall cause title in the Property (including without limitation all Improvements, all replacement components to the Property and all Modifications) immediately and without further action to vest in and become the property of Lessor and to be subject to the terms of this Lease (provided, respecting the portion of the Property subject to a Ground Lease, Lessor's interest therein is acknowledged to be a leasehold interest pursuant to such Ground Lease) from and after the date hereof or such date of incorporation into the Property. Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property, any component thereof or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent, any Credit Note Purchaser or any Mortgage Lender pursuant to any Operative

     Agreement, other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to the Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and Lessor Liens. At all times subsequent to the Basic Term Commencement Date respecting the Property, Lessee shall (i) cause a valid, perfected, first priority Lien on the Property to be in place in favor of the Agent (for the benefit of the Secured Parties) and (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

            (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO THE PROPERTY.

                                  ARTICLE XIII

     13.1   Permitted Contests Other Than in Respect of Indemnities.
            -------------------------------------------------------

     Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings or arbitration proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or any Lien (including any mechanic's lien or other contractor claims), attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the Property, Lessor, the Agent, each Credit Note Purchaser and each Mortgage Lender; (b) there shall not be imposed a Lien (other than Permitted Liens and Lessor Liens) on the Property and no part of the Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, the Agent, any Credit Note Purchaser or any Mortgage Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

     13.2   Impositions, Utility Charges, Other Matters; Compliance with Legal
            ------------------------------------------------------------------
            Requirements.
            ------------

     Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of
Section 13.1, Lessee shall cause (a) all Impositions, utility charges, Insurance Requirements and such other matters to be timely paid, settled or compromised, as appropriate, with respect to the Property and (b) the Property to comply with all applicable Legal Requirements and Insurance Requirements.

                                   ARTICLE XIV

     14.1   Public Liability and Workers' Compensation Insurance.
            ----------------------------------------------------

     During the Term for the Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for bodily injuries or death sustained by persons or damage to property while on the Property as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee (with reasonable deductibles and/or self-insured retentions based on customary coverages for real estate projects and assets comparable to the Property), and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1,000,000 and (ii) for umbrella liability of less than $20,000,000. The policies shall name Lessee as the insured and shall be endorsed to name the Agent and the Primary Financing Parties as additional insureds with respect to the Property or matters arising with respect thereto. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which any Financing Party may have in force. In the operation of the Property, Lessee shall comply with applicable workers' compensation laws and protect Lessor, the Agent, each Credit Note Purchaser and each Mortgage Lender against any liability for its failure to comply with such laws.

     14.2   Permanent Hazard and Other Insurance.
            ------------------------------------

            (a) During the Term, Lessee shall keep the Property insured against all risk of physical loss or damage by fire and all risks usually and customarily covered under a standard all risk property policy (which policy shall not contain an exclusion for earth movement) and shall maintain builders' risk insurance during construction of any Improvements or Modifications in each case in amounts no less than the then current replacement value of the Property (assuming that the Property was in the condition required by the terms of this Lease immediately prior to such loss) and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee (with deductibles of not more than $1,000,000 or such other amount approved in writing by the Primary Financing Parties). The policies maintained under this Section 14.2 shall name Lessee as the insured and shall be endorsed to name Lessor and the Agent (on behalf of the Secured Parties) as mortgagees and loss payees, as their interests appear; provided, so long as no Event of Default exists, any loss payable under the insurance policies required by this Section for losses up to $1,000,000 will be paid solely to Lessee and used to repair or replace damage to the Property.

            (b) If, during the Term with respect to the Property the area in which the Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to the Property.

     14.3   Coverage.
            --------

            (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (to the extent of their respective interests) the Lessor and the Agent as mortgagees and loss payees and the Agent and the Primary Financing Parties as additional insureds and evidencing the other requirements of this Article XIV. All such insurance maintained or provided by the Lessee pursuant to Section
     14.1 shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies (which, in the case of permitted self-insurance, may be a Guarantor) having either (i) an A- or better rating by A.M. Best's Key Rating Guide or (ii) a Debt Rating by S&P or Moody's of A or A2, respectively, or higher. All such insurance maintained or provided by the Lessee pursuant to Section 14.2(a) shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies (which, in the case of permitted self-insurance, may be a Guarantor) having either (i) an A or better rating by A.M. Best's Key Rating Guide or (ii) a Debt Rating by S&P or Moody's of A or A2, respectively, or higher. Lessee shall cause such certificates to include a provision for thirty (30) days' advance written notice by the insurer to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) so requests, Lessee shall deliver to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Sections
     14.1 and 14.2.

            (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against Lessor, the Agent, the Credit Note Purchasers and the Mortgage Lenders to the extent of payments made to any such Person under any such policy.

            (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

            (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

     14.4   Additional Insurance Requirements.
            ---------------------------------

     Not in limitation of any provision of the Operative Agreements but in addition thereto, Lessee shall obtain any and all additional insurance policies (including without limitation with respect to Condemnation) with regard to the Property or otherwise with respect to the transactions contemplated by the Operative Agreements as reasonably requested from time to time by Lessor as are then customarily required of similarly situated companies conducting business similar to that conducted by Lessee.

     14.5   Policies.
            --------

     All insurance required by this Article XIV may be provided under (i) an individual policy covering the Property, (ii) a blanket policy or policies which includes other liabilities, properties and locations of Lessee, (iii) a plan of self-insurance approved in writing by the Primary Financing Parties, (iv) an increased coverage or "umbrella policy" provided and utilized to increase the coverage provided by individual or blanket policies in lower amounts (provided the aggregate limits of liability shall comply with the provisions of this
Article XIV) or (v) a combination of any of the foregoing insurance programs.

                                   ARTICLE XV

     15.1   Casualty and Condemnation.
            -------------------------

            (a) Subject to the provisions of this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Default or an Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or 14.2(b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof is the subject of a Condemnation; provided, however, if a Default or an Event of Default shall have occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $1,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this Article XV. All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and when all such Defaults and Events of Default have been cured within the permitted cure periods or otherwise waived, all amounts so held by Lessor shall be paid over to Lessee.

            (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

            (c) If Lessee shall receive notice of a Casualty or a Condemnation where damage to the Property is estimated to equal or exceed thirty-three percent (33%) of the Property Cost of the Property, Lessee shall give notice thereof to Lessor promptly after Lessee's receipt of such notice. In the event such a Casualty or Condemnation occurs (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a Termination Notice to Lessor and the provisions of Sections 16.1 and 16.2 shall apply.

            (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the Property in accordance with Section 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor a notice to such effect.

            (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the Property, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with Section 15.1(a)) promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements or other components of the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements), so as to restore the Property to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the Property shall remain with Lessor.

            (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.

            (g) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if during the Term a Casualty occurs with respect to the Property or Lessee receives notice of a Condemnation with respect to the Property, and following such Casualty or Condemnation, the Property cannot reasonably be restored, repaired or replaced on or before the day one year prior to the Expiration Date or the date eighteen (18) months after the occurrence of such Casualty or Condemnation (if such Casualty or Condemnation occurs during the Term) to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day the Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for the Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value for the Property; provided, if any Default or Event of Default has occurred and is continuing, Lessee shall also promptly (and in any event within three (3) Business Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to the Property; provided, further, that if no Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee. If a Default or an Event of Default has occurred and is continuing and any principal amounts under any Credit Notes, any Mortgage Notes, the Lessor Advance or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such principal amounts under any Credit Notes, any Mortgage Notes, the Lessor Advance or other amounts owing with respect thereto) shall be paid to Lessor, held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an Event of Default, with the remainder of such Excess Proceeds in excess of such principal amounts under any Credit Notes, any Mortgage Notes, the Lessor Advance or other amounts owing with respect thereto being distributed to the Lessee.

     15.2   Environmental Matters.
            ---------------------

     Promptly upon Lessee's actual knowledge of a Release of any Hazardous Substance affecting any portion of the Property which requires notification to any applicable governmental authority and clean-up or remediation, the cost of which is reasonably expected to exceed the sum of $100,000, Lessee shall notify Lessor in writing (and in reasonable detail) of such Release. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either (subject to the next sentence) deliver to Lessor a Termination Notice with respect to the Property pursuant to
Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and diligently complete any response, clean-up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, clean-up or remediate the Environmental Violation in accordance with all Environmental Laws. (Lessor acknowledges that (i) the reporting of a Release of any Hazardous Substance from any off-site point source, not caused in any way by Lessee, to the applicable governmental authorities or (ii) the commencement and prosecution of appropriate legal proceedings with a governmental agency or court of competent jurisdiction and the diligent prosecution of such proceedings as a result of such Release shall, in the case of (i) or (ii) above, fulfill (subject to the provisos to this sentence) Lessee's obligations contained in the immediately preceding sentence if Lessee does not tender a Termination Notice to Lessor; provided, however, that if Lessee does not substantially prevail in such prosecution prior to any sale of the Property in accordance with the terms of the Operative Agreements and, in the case of (i) or (ii) above, cause the diligent completion of any response, clean-up, remedial or other action necessary to remove, clean-up or remediate the Environmental Violation in accordance with all Environmental Laws, Lessee shall fulfill its obligations as set forth in the preceding sentence; provided, further, the provisions of this sentence shall not absolve Lessee of its obligation to deliver to Lessor a Phase I environmental site assessment and purchase the Property pursuant to the following provisions of this Section 15.2). Any such undertaking shall be timely completed in accordance with prudent industry standards. If Lessee does not deliver a Termination Notice with respect to the Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee (or its agents) or any third party, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) or any third party in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than sixty (60) days prior to any time that Lessee elects to cease operations with respect to the Property or to remarket the Property pursuant to Section 20.1 hereof or any other provision of any Operative Agreement, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment respecting the Property prepared in accordance with the then most recent edition of the ASTM Protocols for Commercial Real Estate Transactions, which shall be dated within thirty (30) days from the date of delivery to Lessor, and prepared by an environmental consultant reasonably acceptable to Lessor. Notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with the foregoing obligation regarding the Phase I environmental site assessment, Lessee shall be obligated to purchase the Property for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of the Property to a Person other than Lessee.

     15.3   Notice of Environmental Matters.
            -------------------------------

     Promptly, but in any event within five (5) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with the Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.

                                   ARTICLE XVI

     16.1   Termination Upon Certain Events.
            -------------------------------

     If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to the Property to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate upon the payment in full of the Termination Value with respect to the Property on the applicable Termination Date.

     16.2   Procedures.
            ----------

            (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value for the Property and purchase the Property on such Termination Date.

            (b) On the Termination Date, Lessee shall pay to Lessor the Termination Value for the Property, and Lessor shall convey the Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 20.2.

                                  ARTICLE XVII

     17.1   Lease Events of Default.
            -----------------------

     If any one (1) or more of the following events (each a "Lease Event of Default") shall occur:

            (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within five (5) Business Days after the same has become due and payable or (ii) any Termination Value, on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value, or any amount due on the Expiration Date;

            (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) or any other Credit Party shall fail to make any payment of any amount under any Operative Agreement which has become due and payable within five (5) Business Days after receipt of notice that such payment is due;

            (c) Lessee shall fail to maintain insurance as required by Article XIV of this Lease or to deliver any requisite annual certificate with respect thereto within ten (10) days after receipt of notice that such certificate is due under the terms hereof;

            (d) (i) the Lessee shall fail to observe or perform any covenant, condition or agreement contained in Sections 8.3A.2, 8.3A.3 (with respect to the Lessee's existence) or 8.3A.8 of the Participation Agreement or in
     Section 8.3B of the Participation Agreement, or (ii) Lessee shall fail to observe or perform any term, covenant, obligation or condition of Lessee under this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b), (c) or (d)(i) hereof, or any other Credit Party shall fail to observe or perform any term, covenant, obligation or condition of such Credit Party under any Operative Agreement other than those set forth in Section 17.1(b) hereof and such failure shall continue unremedied for a period of thirty (30) days after the earlier of the date of notice thereof to Lessee or such Credit Party or the date a Responsible Officer of Lessee or such Credit Party obtains actual knowledge thereof; provided, however, that if the nature of the default cannot reasonably be cured within said thirty (30) day period, then Lessee or such Credit Party shall have a reasonable time period to cure such default so long as such reasonable time period does not exceed sixty (60) additional days and the Lessee or such Credit Party is diligently prosecuting such cure or (iii) any representation or warranty made or deemed made by or on behalf of any Credit Party or any subsidiary of any Credit Party in or in connection with any Operative Agreement or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Operative Agreement or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

            (e)  [Reserved];

            (f) (i) Any Credit Party or any subsidiary of any Credit Party shall fail to make any payment (whether of principal or interest and regardless of amount within applicable grace periods) in respect of any Material Indebtedness, when and as the same shall become due and payable, or (ii) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (f)(ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, or (iii) the occurrence of a Lessee Credit Agreement Event of Default;

            (g) An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Credit Party or any subsidiary of any Credit Party or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Credit Party or any subsidiary of any Credit Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) or more days or an order or decree approving or ordering any of the foregoing shall be entered;

            (h)  Any Credit Party or any subsidiary of any Credit Party shall
     (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section 17.1, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Credit Party or any Subsidiary of any Credit Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,
     (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (i) Any Credit Party or any subsidiary of any Credit Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

            (j)  [Reserved];

            (k) Any report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of any Credit Party pursuant to the terms of this Lease or any other Operative Agreement is false or misleading in any material respect when made or delivered;

            (l)  [Reserved];

            (m) one or more judgments for the payment of money in an aggregate amount in excess of $15,000,000 shall be rendered against any Credit Party, any subsidiary thereof or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Credit Party or any subsidiary thereof to enforce any such judgment;

            (n) An ERISA Event shall have occurred that, in the opinion of Lessor, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

            (o)  A Change in Control shall occur;

            (p) Any Operative Agreement shall cease to be in full force and effect; or

            (q) Except as to any Credit Party which is released in connection with the Operative Agreements, the guaranty given by any Guarantor under the Participation Agreement or any material provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g), (h) or (i)), and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

     TO THE EXTENT PERMITTED BY LAW, A POWER OF SALE IS GRANTED IN THIS LEASE AS SUPPLEMENTED BY THE LEASE SUPPLEMENT. A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTY AND SELL THE PROPERTY WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE OF A LEASE EVENT OF DEFAULT.

     17.2   Surrender of Possession.
            -----------------------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30)
                                       25
days written notice, surrender to Lessor possession of the Property. Lessor may enter upon and repossess the Property by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Property. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Property promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

     17.3A  Foreclosure.
            -----------

     Lessor shall have the right to foreclose the interest of Lessee in all or any part of the Property by judicial foreclosure in accordance with applicable law. In case of foreclosure, the Property may be offered for sale in one or more parcels at the election of Lessor. Lessee agrees to the full extent permitted by law that in case of a default on its part hereunder, neither it nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Lease, or the absolute sale of the Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Lessee for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Property marshaled upon any foreclosure of the lien hereof and agrees that Lessor or any court having jurisdiction to foreclose such lien may sell the Property in part or as an entirety. In the event this Lease is foreclosed, Lessee also waives, to the extent such waiver may be enforceable at the time of foreclosure, any right to have the Property appraised after foreclosure for the purpose of reducing a deficiency judgment.

     17.3   Reletting.
            ---------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet the Property or any portion thereof, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet Property or for any failure to collect any rent due upon such reletting.

     17.4   Damages.
            -------

     Neither (a) the termination of this Lease as to the Property pursuant to
Section 17.1; (b) the repossession or foreclosure of the Property; nor (c) the failure of Lessor to relet the Property or any portion thereof, the reletting of the Property or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of the Property or any portion thereof; provided, that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this
Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, the Agent's, any Credit Note Purchaser's and any Mortgage Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.5   Power of Sale.
            -------------

            (a) Without limiting any other remedies set forth in this Lease, Lessor and Lessee agree that Lessee herein grants and grants, pursuant to each Lease Supplement, a Lien against the Property WITH POWER OF SALE to the extent permitted by law, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

            (b) Upon the occurrence and during the continuance of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of such interest in the Property, against Lessee for the Termination Value or for the appointment of a receiver pending any foreclosure hereunder or the sale of such interest in the Property, or for the enforcement of any other appropriate legal or equitable remedy.

     17.6   Final Liquidated Damages.
            ------------------------

     If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value (including without limitation any Make-Whole Amount). Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Property, Improvements, Fixtures, Modifications and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Property, the Improvements, Fixtures, Modifications or the components thereof unless Lessee shall have paid in full the Termination Value. Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.7   Environmental Costs.
            -------------------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting the Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor, and shall indemnify and hold harmless Lessor and each other Indemnified Person therefrom. Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor for such payment. The provisions of this Section
17.7 shall not limit the obligations of Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

     17.8   Waiver of Certain Rights.
            ------------------------

     If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

     17.9   Assignment of Rights Under Contracts.
            ------------------------------------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over, without recourse, to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property or any of them.

     17.10  Remedies Cumulative.
            -------------------

     The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.

     17.11  Limitation Regarding Certain Lease Events of Default.
            ----------------------------------------------------

     Notwithstanding anything contained herein or in any other Operative Agreement to the contrary, upon the occurrence and during the continuance of a Lease Event of Default attributable solely to a Lease Event of Default pursuant to Section 17.1(o) which is the result of a hostile takeover or any other Lease Event of Default that occurs solely as a direct result of the occurrence of a Material Adverse Effect pursuant to subsections (a) or (e) of the definition of Material Adverse Effect (collectively, a "Limited Recourse Event of Default"), the maximum aggregate amount that Lessor, or any Person acting by or through Lessor, including without limitation the Agent, the Credit Note Purchasers and the Mortgage Lenders, shall be entitled to recover from the Credit Parties on account of such Lease Event of Default attributable solely to a Limited Recourse Event of Default (including without limitation any indemnity obligation for Claims pursuant to Section 11.1(e) of the Participation Agreement for enforcement costs and losses arising solely as a result of such Limited Recourse Event of Default) shall be an amount equal to the Maximum Residual Guarantee Amount, provided, this Section 17.11 shall not in any way limit any other Event of Default or any indemnity payment to any Indemnified Person, including without limitation (except as expressly set forth above), the indemnities set forth in Sections 11.1 through 11.6 of the Participation Agreement and such indemnity payment shall not be included in the calculation set forth above. Lessee nonetheless acknowledges and agrees that even though the maximum aggregate recovery from the Credit Parties is limited as aforesaid, neither Lessor's nor any other Financing Party's right of recovery from the Property (as opposed to any recovery from the Credit Parties) is so limited and Lessor or any other applicable Financing Party shall be entitled to recover 100% of the amounts owed to Lessor or such other

Financing Party in accordance with the Operative Agreements from its interest in the Property, including without limitation, to the extent not duplicative, 100% of the Property Cost for the Property.

                                  ARTICLE XVIII

     18.1   Lessor's Right to Cure Lessee's Lease Defaults.
            ----------------------------------------------

     Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by
Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.

                                   ARTICLE XIX

     19.1   Provisions Relating to Lessee's Exercise of its Purchase Option.
            ---------------------------------------------------------------

     Subject to Section 19.2, in connection with any termination of this Lease with respect to the Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option respecting the Property, upon the date on which this Lease is to terminate with respect to the Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment (by deed or other appropriate instrument) of Lessor's entire interest in the Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from Lessor. The Property shall be conveyed to Lessee "AS-IS, "WHERE-IS" and in then present physical condition.

     19.2   No Purchase or Termination With Respect to Less than All of the
            ---------------------------------------------------------------
            Property.
            --------

     Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of the Property consisting of Land, Improvements and/or any interest pursuant to a Ground Lease but shall be required to exercise its Purchase Option or the Sale Option with respect to the Property in its entirety.

                                   ARTICLE XX

     20.1   Purchase Option or Sale Option-General Provisions.
            -------------------------------------------------

     Not less than two hundred seventy (270) days and not more than three hundred sixty (360) days prior to the Expiration Date or (respecting the Purchase Option only, not less than one hundred twenty (120) days prior to any Payment Date), Lessee shall give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the option to purchase the Property on the Expiration Date or on the Payment Date specified in the Election Notice (the "Purchase Option") or (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket the Property to a Person other than Lessee or any Affiliate of Lessee and cause a sale of the Property to occur on the Expiration Date pursuant to the terms of
Section 22.1 (the "Sale Option"). Not more than three hundred ninety (390) days prior to the Expiration Date, Lessor may give Lessee notice of Lessee's obligation to deliver the Election Notice. If Lessee fails to give an Election Notice within the specified time period prior to the Expiration Date and Lessor has not given Lessee notice as specified in the preceding sentence, then Lessor shall give Lessee notice of Lessee's obligation to deliver the Election Notice, and Lessee shall have five (5) Business Days after receipt of such notice within which to make the Election Notice. If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least two hundred seventy
(270) days and not more than three hundred sixty (360) days prior to the Expiration Date (and Lessor has given Lessee notice of Lessee's obligation to deliver the Election Notice but Lessee has not made its Election Notice within five (5) Business Days after receipt of such notice from Lessor), then Lessee shall be deemed to have elected the Purchase Option. If Lessee shall either (i) elect (or be deemed to have elected) to exercise the Purchase Option or (ii) elect the Sale Option and fail to cause the Property to be sold in accordance with the terms of Section 22.1 on the Expiration Date, then in either case Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for the Property (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Property in accordance with Section 20.2. If Lessee elects, or is deemed to have elected, either the Purchase Option or the Sale Option and fails to satisfy all related obligations of Lessee pursuant to the Operative Agreements, then such failure shall be deemed to be a Lease Event of Default.

     If the Property is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date which could materially and adversely impact the Fair Market Sales Value of the Property (with materiality determined in Lessor's discretion), then Lessee shall be obligated to purchase the Property pursuant to Section 20.2.

     20.2   Lessee Purchase Option.
            ----------------------

     Provided, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for the Property) and provided, that the Election Notice has been appropriately given specifying the Purchase Option,

Lessee shall purchase the Property on the Expiration Date or Payment Date at a price equal to the Termination Value (which the parties do not intend to be a "bargain" purchase price).

     Subject to Section 19.2, in connection with any termination of this Lease with respect to the Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to the Property, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following: (a) a termination or assignment (as requested by the Lessee) of each applicable Ground Lease and special or limited warranty Deeds conveying the Property (to the extent it is real property not subject to a Ground Lease) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a bill of sale conveying the Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens and, to the extent the following are agreed to by the Agent in its reasonable discretion, such title affidavits and other documents as may be reasonably requested by any title insurance underwriter issuing title insurance in connection with the acquisition of the Property by Lessee; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Ground Lease termination; and (d) FIRPTA affidavits. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. The applicable Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition.

     On the Expiration Date and/or any Payment Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, in addition to payment of the Termination Value, the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

     20.3   Third Party Sale Option.
            -----------------------

            (a) Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Property on the Expiration Date (all as specified in the Election Notice) in accordance with the provisions of Section 22.1 hereof.

            (b) In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days prior to the Expiration Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment for the Property in accordance with the then most recent edition of the ASTM Protocols for Commercial Real Estate Transactions, which shall be dated within thirty
     (30) days from the date of delivery to Lessor, and prepared by an environmental consultant reasonably acceptable to Lessor. The costs incurred respecting the above-referenced Phase I environmental site assessment shall be paid by the Lessee. In the event that Lessor shall not have received such environmental site assessment by the date sixty (60) days prior to the Expiration Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for the Property and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Property in accordance with Section 19.1.

                                   ARTICLE XXI

     21.1   [Intentionally Omitted].

                                  ARTICLE XXII

     22.1   Sale Procedure.
            --------------

            (a) During the Marketing Period, Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of the Property in connection with a sale to one (1) or more third party purchasers to be consummated on the Expiration Date or such earlier date as is acceptable to the Agent and the Lessee (the "Sale Date") for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for the Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than any Credit Party or any Affiliate or Subsidiary of any Credit Party. On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement, together with the costs and expenses incurred by Lessor and/or the Agent respecting the sale of the Property.

            Lessor may reject any and all bids and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids submitted by Lessee if such bids, in the aggregate, are greater than or equal to the Limited Recourse Amount for the Property, and represent bona fide offers from one (1) or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for the Property on the Sale Date is less than the Limited Recourse Amount for the Property or if such bids do not represent bona fide offers from one (1) or more third parties or if there are no bids, Lessor may elect to retain the Property by giving Lessee prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, the Property in accordance with the terms and conditions of Section 10.1. Upon acceptance of any bid, Lessor agrees, at Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article 22 and provides by its terms that it is nonrecourse to Lessor.

            Unless Lessor shall have elected to retain the Property pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell the Property free and clear of the Lien of this Lease and any Lessor Liens without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor is diligently and in good faith contesting, at the cost and expense of Lessor, such Lessor Lien by appropriate proceedings in which event the applicable Sale Date, all without penalty or cost to Lessee, shall be delayed for the period of such contest. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) special or limited warranty Deeds conveying the Property (to the extent it is real property titled to Lessor) and an assignment of the Ground Lease conveying the leasehold interest of Lessor in the Property (to the extent it is real property and subject to a Ground Lease) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a bill of sale conveying the Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens and, to the extent the following are agreed to by the Agent in its reasonable discretion, such title affidavits and other documents as may be reasonably requested by any title insurance underwriter issuing title insurance in connection with the acquisition of the Property by the appropriate purchaser; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Deed and/or each Ground Lease assignment; and (d) FIRPTA affidavits, as appropriate. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Lessee shall surrender the Property so sold or subject to such documents to each purchaser in the condition specified in
     Section 10.1, or in such other condition as may be agreed between Lessee and such purchaser. Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for the Property.

            (b) In the event Lessee shall have elected the Sale Option, Lessee hereby unconditionally promises to pay to Lessor on the earlier of the Sale Date or the Expiration Date, the Maximum Residual Guarantee Amount. On the Sale Date if (x) Lessor receives the aggregate Termination Value for the Property from one (1) or more third party purchasers and (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of Section 22.1(a) then Lessee may retain any excess above Termination Value. If the Property is retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of
     Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Basic Rent and Supplemental Rent (exclusive of a payment of the Termination Value) due and payable on or prior to the Sale Date and, without duplication, all other amounts then due and owing pursuant to the Operative Agreements and, without duplication, an amount equal to the Maximum Residual Guarantee Amount. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made, without duplication, together with a payment of all Rent and all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

            (c) In the event that the Property is either sold to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain the Property for the purpose it is being used by Lessee, and (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of the Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

     22.2   Application of Proceeds of Sale.
            -------------------------------

     In the event Lessee receives any proceeds of sale of the Property, such proceeds shall be deemed to have been received in trust on behalf of Lessor and Lessee shall promptly remit such proceeds to Lessor. Lessor shall apply the proceeds of sale of the Property in the following order of priority:

            (a) FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all reasonable costs and expenses incurred by Lessor (and/or the Agent, as the case may be) in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses); and

            (b) SECOND, in accordance with Section 8.7 of the Participation Agreement and the Intercreditor Agreement.

     22.3   Indemnity for Excessive Wear.
            ----------------------------

     If the proceeds of the sale described in Section 22.1 with respect to the Property shall be less than the Limited Recourse Amount with respect to the Property, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Property shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement
(i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

     22.4   Appraisal Procedure.
            -------------------

     For determining the Fair Market Sales Value of the Property or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two (2) qualified appraisers, one (1) chosen by Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 13 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

     22.5   Certain Obligations Continue.
            ----------------------------

     During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Property (including without limitation the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to the Property or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

     22.6   Post-Expiration Sales.
            ---------------------

     If Lessee shall have exercised the Sale Option and prior to the Expiration Date, (a) Lessee shall have either (i) failed to submit a bid for the purchase of the Property, or (ii) if any of the bids submitted by Lessee to Lessor for the purchase of the Property has not been accepted by Lessor pursuant to Section 22.1, or (b) Lessor has accepted one or more bids for the purchase of the Property and the Property has not been sold on or prior to the Expiration Date in accordance with the provisions of Section 22.1(b), or (c) Lessor elects to retain the Property pursuant to the second sentence of the second paragraph of Section 22.1(a), and provided no Lease Event of Default has occurred and is continuing (including as a result of Lessee's failure to comply with any of the requirements at Articles XX and XXII), then all bids submitted by Lessee to Lessor for the purchase of the Property shall be deemed rejected, and the Lessee shall deliver possession of the Property to Lessor on the Expiration Date and in the condition required by Section 22.1, and Lessee shall unconditionally pay to Lessor on the Expiration Date a Supplemental Rent payment equal to the Maximum Residual Guarantee Amount plus all accrued Basic Rent and any Supplemental Rent due and payable. Thereafter (except for obligations of indemnity including without limitation under Section 11 of the Participation Agreement and for other obligations of Lessee under the Operative Agreements which are expressed to survive), Lessee shall have no further obligation to pay Rent or the remaining unpaid Property Cost with respect to the Property. Nothing in this Section 22.6 shall adversely affect any other rights of Lessor to terminate this Lease or to pursue any remedy hereunder as a result of a Lease Event of Default arising as a result of Lessee's failure to comply with the requirements set forth herein. Following the delivery of the Property to Lessor pursuant to this Section 22.6, Lessor shall be free to sell or lease the Property to any party for such amounts, as Lessor determines in its sole discretion in order to maximize Lessor's opportunity to recover the portion of the Post-Expiration Balance for the Property. Proceeds from any such sale of the Property shall be applied as provided in Section 8.7(d) of the Participation Agreement and the Intercreditor Agreement. If Lessor fails to sell the Property prior to the two year anniversary of the Expiration Date, Lessor shall obtain an appraisal from an independent appraiser selected by Lessor which shall establish the Fair Market Sales Value of the Property (as "dark") as of the end of such two year period and Lessor shall pay to Lessee the lesser of (x) the Maximum Residual Guarantee Amount paid by Lessee with respect to the Property and (y) the difference, if any, between the Fair Market Sales Value of the Property and the Post-Expiration Date Balance (as of the two year anniversary of the Expiration Date). Lessor shall be entitled to reimbursement of such amount paid to Lessee pursuant to the immediately preceding sentence from the proceeds of any sale of the Property applied in accordance with Section 8.7 of the Participation Agreement. To the greatest extent permitted by law, Lessee hereby unconditionally and irrevocably waives and releases Lessor from any right to require Lessor following the Expiration Date to sell the Property for any minimum purchase price or on any particular terms or conditions.

                                  ARTICLE XXIII

     23.1   Holding Over.
            ------------

     If Lessee shall for any reason remain in possession of the Property after the expiration or earlier termination of this Lease as to the Property (unless the Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Property and Lessee shall continue to pay Basic Rent at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to the Property prior to such expiration or earlier termination of this Lease. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Primary Financing Parties based on their relative amounts of the then outstanding aggregate Property Cost for the Property. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of the Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to the Property (unless the Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of the Property or exercising any other remedy available to Lessor at law or in equity.

                                  ARTICLE XXIV

     24.1   Risk of Loss.
            ------------

     During the Term, unless Lessee shall not be in actual possession of the Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                   ARTICLE XXV

     25.1   Assignment.
            ----------

            (a) Lessee may not assign this Lease or any of its rights or obligations hereunder or with respect to the Property in whole or in part to any Person without the prior written consent of the Agent, the Primary Financing Parties and Lessor, such consent to be granted or withheld in the sole discretion of each such party.

            (b) No assignment by Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to the Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee or regarding the Property in which rights or obligations have been assigned or otherwise transferred.

     25.2   Subleases.
            ---------

            (a) Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this
     Article XXV, Lessee shall notify Lessor of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the Property described in the Lease Supplement from Lessor, and any existing tenant respecting the Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

            (b) Without the prior written consent of the Agent, any Credit Note Purchaser, any Mortgage Lender or Lessor and subject to the other provisions of this Section 25.2, Lessee may sublet the Property or portion thereof to any Person to the extent, but only to the extent, that all of the requirements of Sections 25.2(a), (b) and (c) are satisfied. Except as referenced in the immediately preceding sentence, no other subleases shall be permitted unless consented to in writing by Lessor, such consent not to be unreasonably withheld or delayed. All subleasing shall be done on market terms and shall in no way diminish the fair market value or useful life of the Property.

            (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to the Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so sublet. The term of any such sublease shall not extend beyond the Expiration Date; provided, notwithstanding the foregoing, the term of a sublease otherwise permitted under this Section
     25.2 may extend beyond the Expiration Date so long as (i) the terms and conditions of such sublease are commercially reasonable and the rent payable thereunder is no less than a market rent for the Property (or a portion thereof subject to such sublease), (ii) Lessor shall not be personally liable for any obligations under such sublease, (iii) Lessee has furnished a copy of such sublease to the Lessor, and (iv) if requested by the Lessor, Lessee furnishes to Lessor (at Lessee's sole cost and expense) written confirmation from an independent appraiser (reasonably acceptable to Lessor) that the condition set forth in clause (i) has been satisfied. If requested by Lessee in writing, the Lessor shall execute and deliver a subordination and non-disturbance agreement for the benefit of any sublessee under a sublease permitted hereunder; provided, (I) such subordination and non-disturbance agreement shall be in form and substance mutually agreeable to the Lessor, the Agent and such sublessee, and (II) the Lessee shall pay or reimburse the Lessor and each other Financing Party for any and all reasonable costs and expenses incurred by such Persons in connection with the execution of such subordination and non-disturbance agreement, including without limitation reasonable attorneys' fees and disbursements. Except as otherwise provided in this Section 25.2(c), each sublease shall be expressly subject and subordinate to this Lease.

                                  ARTICLE XXVI

     26.1   No Waiver.
            ---------

     No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                  ARTICLE XXVII

     27.1   Acceptance of Surrender.
            -----------------------

     No surrender to Lessor of this Lease or of the Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

     27.2   No Merger of Title.
            ------------------

     There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate,
(b) any right, title or interest in the Property, (c) any Credit Notes, (d) any Mortgage Notes or (e) a beneficial interest in Lessor.

                                 ARTICLE XXVIII

     28.1   Limitations on Transfers By Lessor.
            ----------------------------------

     As further security for Lessor's obligations under this Lease and the other Operative Agreements and in furtherance of the underlying transactions contemplated thereby, Lessor, by operation of law or otherwise, shall not assign, mortgage, pledge, hypothecate or otherwise transfer any portion of its interest in and to the Property, except as such is contemplated pursuant to the Operative Agreements (which shall include Liens granted in favor of the Agent and any assignment, mortgage, pledge, hypothecation or other transfer of any portion of the Property after the occurrence and during the continuance of any Lease Event of Default) or otherwise with the written consent of Lessee and the Agent (at the direction of the Majority Secured Parties). Lessor acknowledges and agrees that the prohibition in the preceding sentence is reasonable and supported by consideration and is intended, among other things, to protect Lessee's interest in the Property.

                                  ARTICLE XXIX

     29.1   Notices.
            -------

     All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.

                                   ARTICLE XXX

     30.1   Miscellaneous.
            -------------

     Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

     30.2   Amendments and Modifications.
            ----------------------------

     Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of Section
12.4 of the Participation Agreement.

     30.3   Successors and Assigns.
            ----------------------

     All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     30.4   Headings and Table of Contents.
            ------------------------------

     The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     30.5   Counterparts.
            ------------

     This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one (1) and the same instrument.

     30.6   GOVERNING LAW.
            -------------

     THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,

EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     30.7   Calculation of Rent.
            -------------------

     All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the Prime Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

     30.8   Memoranda of Lease and Lease Supplements.
            ----------------------------------------

     This Lease shall not be recorded; provided, Lessor and Lessee shall promptly record a document consisting of a memorandum of this Lease and applicable Lease Supplement (in substantially the form of Exhibit B attached hereto) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding the Property promptly after the acquisition thereof in the local filing office with respect thereto, in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records.

     30.9   Allocations among the Primary Financing Parties.
            -----------------------------------------------

     Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Property and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions among the Primary Financing Parties contained in the Operative Agreements (or as otherwise agreed among the Primary Financing Parties from time to time).

     30.10  Limitations on Recourse.
            -----------------------

     Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Property (and in no circumstance to the Agent or to any Primary Financing Party) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Property or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of
Section 12.9 of the Participation Agreement.

     30.11  WAIVERS OF JURY TRIAL.
            ---------------------

     EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN

ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

     30.12  Exercise of Lessor Rights.
            -------------------------

     Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(d) and 8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and (c) all notices to be given by Lessor may be given by the Agent, at its election.

     30.13  SUBMISSION TO JURISDICTION; VENUE.
            ---------------------------------

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     30.14  USURY SAVINGS PROVISION.
            -----------------------

     IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS
SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST

WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

Witnesses:                              WACHOVIA DEVELOPMENT CORPORATION,
                                        as Lessor

By: /s/ David Yorker                    By: /s/ Evander S. Jones, Jr.
   -------------------------------         --------------------------------
Name: David Yorker                      Name: Evander S. Jones, Jr.
     -----------------------------           ------------------------------
                                        Title: Vice President
                                              -----------------------------


By: /s/ Lynwood D. Brewer
   -------------------------------
Name: Lynwood D. Brewer
     -----------------------------

                           (signature pages continue)

Witnesses:                              CONVERGYS CORPORATION, as Lessee


By: /s/ Fredrick W. Kindel              By: /s/ William R. Coleman
   -------------------------------         --------------------------------
Name: Fredrick W. Kindel                Name: William R. Coleman
     -----------------------------           ------------------------------
                                        Title: V.P & Treas.
                                              -----------------------------


By: /s/ Mary Shaw Nurre
   -------------------------------
Name: Mary Shaw Nurre
     -----------------------------

                              (signature pages end)

Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent


By: /s/ Weston R. Garrett
   -------------------------------
Name:   Weston R. Garrett
     -----------------------------
Title:  Vice President
      ----------------------------

Witnesses:


By: /s/ Lucy D. Unger
   -------------------------------
Name:   Lucy D. Unger
     -----------------------------


By: /s/ Gabrielle Braverman
   -------------------------------
Name:   Gabrielle Braverman
     -----------------------------

                             EXHIBIT A TO THE LEASE
                             ----------------------

                   AMENDED AND RESTATED LEASE SUPPLEMENT NO. 1

     THIS AMENDED AND RESTATED LEASE SUPPLEMENT NO. 1 (this "Lease Supplement") dated as of June 30, 2003 between WACHOVIA DEVELOPMENT CORPORATION, as lessor (the "Lessor"), and CONVERGYS CORPORATION, an Ohio corporation, as lessee (the "Lessee").

     WHEREAS, Lessor is the owner of a portion of the Property and the ground lessee of a portion of the Property described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of June 30, 2003, among Lessee, Lessor, the various parties thereto from time to time as the Guarantors, the various financial institutions and other institutional investors which are parties thereto from time to time, as the Credit Note Purchasers, the various financial institutions and other institutional investors which are parties thereto from time to time, as the Mortgage Lenders, and Wachovia Bank, National Association, as the Agent for the Primary Financing Parties and respecting the Security Documents, as the Agent for the Secured Parties, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

     SECTION 2. The Properties. Attached hereto as Schedule 1 is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule 1-A, an Improvement Schedule attached hereto as Schedule 1-B and the legal description of the Land attached hereto as Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Lessor hereby leases the Leased Property to the Lessee and the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

     This Lease Supplement shall constitute a mortgage, deed of trust, assignment of leases, rents and profits, security agreement and financing statement under the laws of the state in which the Leased Property is situated. The maturity date of the obligations secured hereby shall be June 30, 2010.

     For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor

(Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein. The Organizational Number for the Lessor is #0227005 and for the Lessee is #947163. The Lessor is a corporation organized under the laws of the State of North Carolina. The Lessee is a corporation organized under the laws of the State of Ohio. All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S. have been paid.

     SECTION 3. Use of Property. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

     SECTION 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

     SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     SECTION 7. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee hereby grants to Lessor and its successors and assigns a Lien against the Leased Property WITH POWER OF SALE, to the extent provided by law, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

     SECTION 8. Assignment. (a) The Lessee hereby immediately and absolutely sells, assigns, transfers, and sets over unto Lessor, its successors and assigns, the rights, interests and privileges which Lessee may have as lessor in any and all leases and subleases now existing or hereafter made that affect the Leased Property. In furtherance of the foregoing assignment of leases, rents and profits, Lessee hereby irrevocably appoints Lessor as its agent and attorney-in-fact, in its name and stead (with or without taking possession of the Leased Property) to rent, lease or let all or any portion of the Leased Property to any party or parties at such rental and upon such terms as the Lessor shall, in the Lessor's discretion, determine, and hereby authorizes the Lessor to collect all rents and profits arising or accruing from any and all leases and subleases of the Leased Property at any time hereafter, and all now due or that may hereafter become due under each and every of the leases and subleases, written or oral, or other tenancy existing, or which may hereafter exist on the Leased Property, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as the Lessor would have upon taking possession pursuant, and Lessee hereby directs each tenant of the Leased Property to pay all rents and profits for which such tenant is liable directly to Lessor, provided, however, that until terminated and revoked as hereinafter provided, Lessee shall have the privilege and is hereby granted a revocable license to enter into, amend, modify and terminate leases and subleases as provided in the Operative Agreements and to collect the rents and profits as they become due and payable. Upon the occurrence of an Event of Default, the privilege and license hereby granted to Lessee to enter into, amend, modify and terminate leases and subleases and to collect the rents and profits shall automatically cease, terminate and be revoked, and the Lessor at the Lessor's option (but without any obligation to do so), may elect, by notice in writing to Lessee, to thereafter exercise the rights and powers granted herein and collect all rents and profits as they become due and payable either directly or by a receiver appointed by a court, in addition to any other rights and remedies provided for herein, without regard to the adequacy of the security for the obligations secured hereby and without bringing any action or proceeding, or filing or recording any notice of default or election to foreclose the lien evidenced by this Lease Supplement or to sell the Leased Property or any party thereof.

     (b) The collection and acceptance of all or any portion of the rents and profits by the Lessor shall not constitute a waiver of any other right which the Lessor may have under the Lease or applicable law. The Lessor's failure to collect any such rents and profits shall not in any manner affect the Lessor's subsequent enforcement of its right to collect the same. The Lessor's receipt and application of such rents and profits under this Section after the execution and delivery of a declaration of an Event of Default and with, at the Lessor's option, a demand for sale, or during the pendency of non-judicial foreclosure sale or judicial foreclosure proceedings hereunder, shall not cure such Event of Default or affect such sale proceeding.

     (c) Notwithstanding anything to the contrary contained in this Lease Supplement, Lessee specifically acknowledges that the assignment of leases and rents and profits set forth herein constitutes an absolute assignment and not an assignment as additional security. If there is an inconsistency or conflict between the terms of this Section and the remaining terms of this Lease Supplement, this Section shall control.

     (d) Upon delivery of a demand for rents and profits by the Lessor to any tenant of the Leased Property, such tenant is authorized to pay to the Lessor the rents and profits for which it is obligated without liability on the part of such tenant to make any inquiry into the existence of any Event of Default by Lessee or the application of such rents and profits.

     (e) Lessee shall execute and deliver to the Lessor such further documents that the Lessor may require to effectuate or confirm the assignment of leases and of the rents and profits set forth herein.

     (f) With respect to the assignment of the leases and agreements affecting the Leased Property and the rents and profits, Lessor shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Lessee under any of the leases or agreements assigned under this Lease Supplement. Lessee hereby agrees to indemnify (on a joint and several basis) Lessor and the Secured Parties for, and to save them harmless from, any and all liability arising from any such agreements or from such assignment. Such assignment shall not place responsibility for the control, care, management or repair of the Leased Property upon Lessor or the Secured Parties, or make Lessor and or the Secured Parties responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Leased Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

     SECTION 9. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.

     SECTION 10. Release. The parties hereto acknowledge that the Leased Property may be released from the Lease in the event Lessee exercises its purchase option right set forth in Section 20.1 of the Lease.

     SECTION 11. Amendment and Restatement. This Lease Supplement amends and restates in their entirety (i) that certain Lease Supplement No. 1 dated as of December 31, 1998 between Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), as Owner Trustee under the CRT Realty Trust 1998-1, and the Lessee and (ii) that certain Lease Supplement No. 2 dated as of October 1, 1999 between Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), as Owner Trustee under the CRT Realty Trust 1998-1, and the Lessee (collectively, the "Original Lease Supplements"). The Original Lease Supplements, together with the lease related thereto, were assigned from Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), as Owner Trustee under the CRT Realty Trust 1998-1 to the Lessor pursuant to the requirements of an Assignment and Recharacterization Agreement dated as of the date hereof.

         [The remainder of this page has been intentionally left bank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.
                                        LESSOR:

                                        WACHOVIA DEVELOPMENT CORPORATION,
                                        as Lessor
WITNESSES:


By:                                     By:
   -------------------------------         --------------------------------
Name(Printed):                          Name:
              --------------------           ------------------------------
                                        Title:
                                              -----------------------------

By:
   -------------------------------
Name(Printed):
              --------------------
                                        Wachovia Development Corporation
                                        c/o Wachovia Securities, LLC
                                        One Wachovia Center
                                        301 South College Street
                                        Charlotte, North Carolina  28288-0166
                                        Attn: Garbrielle Braverman

                                        LESSEE:

WITNESSES:                              CONVERGYS CORPORATION, as Lessee


By:                                     By:
   -------------------------------         --------------------------------
Name (Printed):                         Name:
               -------------------           ------------------------------
                                        Title:
                                              -----------------------------
By:
   -------------------------------
Name(Printed):                          Convergys Corporation
              --------------------      Atrium One
                                        201 East  Fourth Street, 102-1910
                                        P.O. Box 1638
                                        Cincinnati, Ohio  45201
                                        Attn: William Coleman
                                              Vice President and Treasurer
Receipt of this original counterpart
of the foregoing Lease Supplement is
hereby acknowledged as the date hereof.

WACHOVIA BANK, NATIONAL ASSOCIATION,    WITNESS:
as the Agent

By:                                     By:
   -------------------------------         --------------------------------
Name:                                   Name(Printed):
     -----------------------------                    ---------------------
Title:
      ----------------------------
                                        By:
                                           --------------------------------
                                        Name(Printed):
                                                      ---------------------

STATE OF NORTH CAROLINA    )
                           )   ss:
COUNTY OF MECKLENBURG      )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of June, 2003, by ________________, as __________________ of Wachovia Development Corporation, a North Carolina corporation, on behalf of the corporation. He/she personally appeared before me and is/are personally known to me or produced ____________ as identification.

[Notarial Seal]
                                         -------------------------------------
                                                      Notary Public
My commission expires:
                       ---------------

STATE OF _______________   )
                           )   ss:
COUNTY OF ______________   )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of June, 2003, by ________________, as __________________ of Convergys Corporation, an Ohio
corporation, on behalf of the corporation. He/she personally appeared before me and is/are personally known to me or produced ______________ as identification.

[Notarial Seal]
                                         -------------------------------------
                                                       Notary Public
My commission expires:
                       ---------------

STATE OF NORTH CAROLINA    )
                           )   ss:
COUNTY OF MECKLENBURG      )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ________________ this ____ day of June, 2003, by _____________, as __________________ of Wachovia Bank, National Association, a national banking association, as the Agent. He/she personally appeared before me and is/are personally known to me or produced as identification.

[Notarial Seal]
                                         -------------------------------------
                                                       Notary Public
My commission expires:
                       ---------------

                                   SCHEDULE 1
                            TO LEASE SUPPLEMENT NO. 1

                      (Description of the Leased Property)

See Schedule 1-C attached hereto and incorporated herein by reference.

                                  SCHEDULE 1-A
                            TO LEASE SUPPLEMENT NO. 1

                                   (Equipment)

                                      None

                                  SCHEDULE 1-B
                            TO LEASE SUPPLEMENT NO. 1

                                 (Improvements)

                                  SCHEDULE 1-C
                            TO LEASE SUPPLEMENT NO. 1

                               (Legal Description)

                             EXHIBIT B TO THE LEASE
                             ----------------------

Prepared by and recordation requested by:
Lea Stromire Johnson
Moore & Van Allen, PLLC
Bank of America Corporate Center
100 North Tryon Street, 47/th/ Floor
Charlotte, NC 28202-4003

After recordation return to:
Moore & Van Allen, PLLC (LSJ)
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003
                                                        Space above this line
                                                        for Recorder's use

--------------------------------------------------------------------------------
          AMENDED AND RESTATED OPEN-END MORTGAGE, ASSIGNMENT OF LEASES,
            RENTS AND PROFITS AND AMENDED AND RESTATED MEMORANDUM OF
           AMENDED AND RESTATED LEASE AND AMENDED AND RESTATED LEASE
                          SUPPLEMENT NO. 1 AND OPTION

     THIS OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND PROFITS AND AMENDED AND RESTATED MEMORANDUM OF AMENDED AND RESTATED LEASE AND AMENDED AND RESTATED LEASE SUPPLEMENT NO. 1 AND OPTION ("Memorandum"), dated as of June 30, 2003, is by and between WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation (hereinafter referred to as "Lessor") and CONVERGYS CORPORATION, an Ohio corporation, with an office at 201 East Fourth Street, 102-1910, P.O. Box 1638, Cincinnati, Ohio 45201 (hereinafter referred to as "Lessee").

                                   WITNESSETH:

     That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

     1. Demised Premises and Date of Lease. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, for the Term (as hereinafter defined), certain real property and other property located in Seminole County, Florida, which is described in the attached Schedule 1 (the "Property"), pursuant to the terms of an Amended and Restated Lease Agreement between Lessor and Lessee dated as of June 30, 2003 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and an Amended and Restated Lease Supplement No. 1 between Lessor and Lessee dated as of June 30, 2003 (the "Lease Supplement"). Capitalized terms used in this Memorandum but not otherwise defined in this Memorandum shall have the meanings set forth therefor in or pursuant to the Lease.

----------

NOTICE TO RECORDER: The transaction evidenced in part by this Memorandum is a financing transaction in which the principal amount equals $65,000,000. The transaction is a consolidation, amendment and restatement of two prior financing transactions in which documentary stamp taxes and non-recurring intangible taxes have been paid on the aggregate amount of $65,200,000. Such payments have been made for the instruments recorded at O.R. Book 3565, Page 1800, and O.R. Book 3733, Page 1297 (noted in error on the instrument recorded on Page 1277). Accordingly, no additional documentary stamp taxes or nonrecurring intangible taxes are due.

     The Lease and the Lease Supplement shall constitute a mortgage and security agreement and financing statement under the laws of the state in which the Property is situated. The maturity date of the obligations secured thereby shall be June 30, 2010.

     For purposes of provisions of the Lease and the Lease Supplement related to the creation and enforcement of the Lease and the Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are as set forth on the signature pages hereof. A carbon, photographic or other reproduction of this Memorandum or of any financing statement related to the Lease and the Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein. The Organizational Number for the Lessor is #0227005 and for the Lessee is #947163. All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S. have been paid.

     2. Term and Purchase Option. The term of the Lease for the Property ("Term") commenced as of June 30, 2003, and shall end as of June 30, 2010, unless the Term is earlier terminated in accordance with the provisions of the Lease. The tenant has a purchase option under the Lease.

     3.   Tax Payer Numbers.

          Lessor's tax payer number: 56-1610288.

          Lessee's tax payer number: 31-1598292.

     4. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.

     5.   Grant of Lien.

     (a) For all purposes except for financial accounting purposes, Lessor and Lessee intend the Lease and the Lease Supplement to constitute a finance lease and not a true lease. In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, Lessee (pursuant to Section 7.1(b) of the Lease) conveyed, granted, assigned, transferred, hypothecated, mortgaged and set over, and does hereby convey, grant, assign, transfer, hypothecate, mortgage and set over, to Lessor a first priority security interest in and lien (but subject to the security interest and lien in the assets granted by Lessee in favor of the Agent in accordance with the Security Documents) on all right, title and interest of Lessee (now owned or hereafter acquired) in and to the Property (and any other property subject to the Lease from time to time) to the extent such is personal property and irrevocably MORTGAGED, GRANTED, BARGAINED, SOLD, ALIENED, REMISED, RELEASED, CONFIRMED AND CONVEYED and does hereby irrevocably MORTGAGE, GRANT, BARGAIN, SELL, ALIEN, REMISE, RELEASE, CONFIRM AND CONVEY, to Lessor, a lien and mortgage (but subject to the lien and mortgage in the assets granted by Lessee in favor of the Agent in accordance with the Security Documents) on all right, title and interest of Lessee (now owned or hereafter acquired) in and to the Property (and any other property subject to the Lease from time to time) to the extent such is a real property. The security interest, lien and mortgage in the assets granted by Lessee in favor of Lessor are hereby assigned by Lessor to the Agent, subject to additional security interests, liens, deeds of trust and mortgages granted by Lessor to the Agent. Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee to Lessor now existing or hereafter arising under the Operative Agreements, (i) the Lease and the Lease Supplement shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting the Property (and any other property subject to the Lease from time to time) and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien and mortgage on the Property (and any other property subject to the Lease from time to time) and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title by Lessor (or to the extent applicable, a leasehold interest pursuant to a Ground Lease) in the Property (and any other property subject to the Lease from time to time) referenced in Article II of the Lease constitutes a grant by Lessee to Lessor of a security interest, lien and mortgage in all of Lessee's right, title and interest in and to the Property (and any other property subject to the Lease from time to time) and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by the Property (and any other property subject to the Lease from time to time); and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest and mortgage lien under applicable law. Lessee shall promptly take such actions as Lessor may reasonably request (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of the Lease and the various Lease Supplements) to ensure that the lien, security interest, lien and mortgage lien in each Property and the other items referenced above will be deemed to be a perfected lien, security interest and mortgage lien under applicable law and will be maintained as such throughout the Term. The security agreements, financing statements, liens, security interests, deeds of trust and mortgages provided in clauses (i), (ii) and (iii) hereof shall be individually defined as the "Security Right" (as such definition is referenced in Section 7.1(b) of the Lease), and individual collateral secured by the corresponding Security Right as provided in clauses (i), (ii) and (iii) hereof shall be defined herein as the "Specified Collateral" (as such definition is referenced in Section 7.1(b) of the Lease).

     (b) In the event that Lessee's interest in the Property as provided in the Lease and the Lease Supplement is recharacterized by a court of competent jurisdiction, and last resort in the case of an appeal, as a fee interest subject to a grant of an equitable mortgage by Lessee or as a financing instrument provided in favor of Lessee or otherwise, and not as a leasehold estate in substantial conformity with the terms and conditions contained in the Lease and the Lease Supplement, then Lessee and Lessor agree that the Lease and the Lease Supplement shall constitute a Security Right with respect to the applicable Specified Collateral provided in clauses (i), (ii) and (iii) of
Section 6(a) and shall be enforceable in accordance with the terms and conditions contained in the Lease and the Lease Supplement to the extent that such terms and conditions may be enforceable pursuant to the determination of such court of competent jurisdiction. Lessor and Lessee further agree that the provisions of this
Section 6 are for the benefit of, and may be enforceable by Lessor, Lessee and each of the Financing Parties.

     6.   Future Advances.

     Within twenty (20) years from the Initial Closing Date, the Financing Parties may advance or loan additional sums (herein "Future Advances") to Lessee. The Lease and the Lease Supplement shall secure not only existing indebtedness and other obligations, but also such Future Advances, with interest thereon, whether such advances are obligatory or to be made at the option of the Financing Parties, or otherwise, as are made within twenty (20) years from the Initial Closing Date, to the same extent as if such Future Advances were made on the Initial Closing Date. The total amount of indebtedness and other obligations secured hereby may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed $65,000,000 plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Properties, with interest on such disbursements.

     7.   Lessee Purchase Option.

     Pursuant to Article 20 of the Lease, Lessee has the option to purchase the Property on the expiration date of the term of the Lease.

     8.   Assignment of Leases, Rents and Profits.

     (a) Pursuant to Section 5.3(a) of the Lease, Lessee immediately and absolutely sold, assigned, transferred, and set over, and does immediately and absolutely sell, assign, transfer, and set over unto Lessor, its successors and assigns, the rights, interests and privileges which Lessee may have as lessor in the Lease and in any and all other leases and subleases now existing or hereafter made that affect the Property and all rents and profits therefrom (the "Rents and Profits"). In furtherance of the foregoing assignment of leases, Rents and Profits, Lessee hereby irrevocably appoints Lessor as its agent and attorney-in-fact, in its name and stead (with or without taking possession of the Property) to rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as the Lessor shall, in the Lessor's discretion, determine, and hereby authorizes the Lessor to collect all Rents and Profits arising or accruing from any and all leases and subleases of the Property at any time hereafter, and all now due or that may hereafter become due under each and every of the leases and subleases, written or oral, or other tenancy existing, or which may hereafter exist on the Property, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as the Lessor would have upon taking possession pursuant, and Lessee hereby directs each tenant of the Property to pay all Rents and Profits for which such tenant is liable directly to Lessor, provided, however, that until terminated and revoked as hereinafter provided, Lessee shall have the privilege and is hereby granted a revocable license to enter into, amend, modify and terminate leases and subleases as provided in the Operative Agreements and to collect the Rents and Profits as they become due and payable. Upon the occurrence of an Event of Default, the privilege and license hereby granted to Lessee to enter into, amend, modify and terminate leases and subleases and to collect the Rents and Profits shall automatically cease, terminate and be revoked, and the Lessor at the Lessor's option (but without any obligation to do so), may elect, by notice in writing to Lessee, to thereafter exercise the rights and powers granted herein and collect all Rents and Profits as they become due and payable either directly or by a receiver appointed by a court, in addition to any other rights and remedies provided for herein, without regard to the adequacy of the security for the obligations secured hereby and without bringing any action or proceeding, or filing or recording any notice of default or election to foreclose the lien evidenced by this Memorandum or to sell the Property or any party thereof.

     (b) The collection and acceptance of all or any portion of the Rents and Profits by the Lessor shall not constitute a waiver of any other right which the Lessor may have under the Lease or applicable law. The Lessor's failure to collect any such Rents and Profits shall not in any manner affect the Lessor's subsequent enforcement of its right to collect the same. The Lessor's receipt and application of such Rents and Profits under this Section after the execution and delivery of a declaration of an Event of Default and with, at the Lessor's option, a demand for sale, or during the pendency of non-judicial foreclosure sale or judicial foreclosure proceedings hereunder, shall not cure such Event of Default or affect such sale proceeding.

     (c) Notwithstanding anything to the contrary contained in this Memorandum, Lessee specifically acknowledges that the assignment of leases and Rents and Profits set forth herein constitutes an absolute assignment and not an assignment as additional security. If there is an inconsistency or conflict between the terms of this Section and the remaining terms of this Memorandum, this Section shall control.

     (d) Upon delivery of a demand for Rent and Profits by the Lessor to any tenant of the Property, such tenant is authorized to pay to the Lessor the Rents and Profits for which it is obligated without liability on the part of such tenant to make any inquiry into the existence of any Event of Default by Lessee or the application of such Rents and Profits.

     (e) Lessee shall execute and deliver to the Lessor such further documents that the Lessor may require to effectuate or confirm the assignment of leases and of the Rents and Profits set forth herein.

     (f) With respect to the assignment of the leases and agreements affecting the Property and the Rents and Profits, Lessor shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Lessee under any of the leases or agreements assigned under this Lease. Pursuant to
Section 5.3(b) of the Lease, Lessee agreed to indemnify Lessor and the other Financing Parties for, and to save them harmless from, any and all liability arising from any such agreements or from such assignment. Such assignment shall not place responsibility for the control, care, management or repair of the Property upon Lessor or the other Financing Parties, or make Lessor or the other Financing Parties responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

     9. Release. The parties hereto acknowledge that the Property may be released from the Lease in the event Lessee exercises its purchase option right set forth in Section 20.1 of the Lease.

     10. Assignment. As set forth in Section 7.1(b) of the Lease the security interest, lien, and mortgage in the assets granted by the Lessee in favor of the Lessor have been assigned, and are hereby assigned, to Wachovia Bank, National Association, as Agent.

     11. Amendment and Restatement. This Memorandum amends and restates in their entirety (i) that certain Open-End Mortgage, Assignment of Leases, Rents and Profits and Memorandum of Lease and Lease Supplement No. 1 and Option dated as of December 31, 1998 between Wells Fargo Bank Northwest, National Association (formerly First Security Bank,

National Association), as Owner Trustee under the CRT Realty Trust 1998-1, and the Lessee, and recorded in Official Record Book 3565, Page 1800 of the Public Records of Seminole County, Florida and (ii) that certain Open-End Mortgage, Assignment of Leases, Rents and Profits and Memorandum of Lease and Lease Supplement No. 2 and Option (Fee Simple Interest) dated as of October 1, 1999 between Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), as Owner Trustee under the CRT Realty Trust 1998-1, and the Lessee, and recorded in Official Record Book 3733, Page 1297 of the Public Records of Seminole County, Florida (collectively, the "Original Lease Memoranda"). The Original Lease Memoranda, together with the lease related thereto, were assigned from Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), as Owner Trustee under the CRT Realty Trust 1998-1 to the Lessor pursuant to the terms of an Assignment and Recharacterization Agreement dated as of the date hereof.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                                        LESSOR:

                                        WACHOVIA DEVELOPMENT CORPORATION
WITNESSES:


By:                                     By:
   -------------------------------         --------------------------------
Name(Printed):
              --------------------
                                        Name:
                                             ------------------------------

By:                                     Title:
   -------------------------------             ----------------------------
Name(Printed):
              --------------------
                                        Wachovia Development Corporation
                                        c/o Wachovia Securities, LLC
                                        One Wachovia Center
                                        301 South College Street
                                        Charlotte, North Carolina  28288-0166
                                        Attn: Garbrielle Braverman

WITNESSES:                              LESSEE:


By:                                     CONVERGYS CORPORATION
   -------------------------------
Name(Printed):
              --------------------

                                        By:
                                           --------------------------------
By:
   -------------------------------
Name(Printed):                          Name:
              --------------------           ------------------------------

                                        Title:
                                              -----------------------------

                                        Convergys Corporation
                                        Atrium One
                                        201 East  Fourth Street, 102-1910
                                        P.O. Box 1638
                                        Cincinnati, Ohio  45201
                                        Attn: William Coleman
                                              Vice President and Treasurer

STATE OF NORTH CAROLINA    )
                           )   SS:
COUNTY OF MECKLENBURG      )

     The foregoing instrument was acknowledged before me this___________________ day of June, 2003 by ________________________ as ___________________________of
Wachovia Development Corporation, a North Carolina corporation, on behalf of the corporation. He/she personally appeared before me and is/are personally known to me or produced______________________ as identification.

                                        Notary:
                                               ------------------------------
[NOTARIAL SEAL]                         Print Name:
                                                   --------------------------
                                        Notary Public, State of
                                                               --------------
                                        My Commission Expires:
                                                              ---------------

STATE OF                   )
         ------------------
                           )  SS:
COUNTY OF                  )
          -----------------

     The foregoing instrument was acknowledged before me this _________________ day of June, 2003 by ___________________________ as__________________________ of
Convergys Corporation, an Ohio corporation, on behalf of the corporation. He/she personally appeared before me and is/are personally known to me or produced as ___________________________identification.

                                        Notary:
                                               ------------------------------
[NOTARIAL SEAL]                         Print Name:
                                                   --------------------------
                                        Notary Public, State of
                                                               --------------
                                        My Commission Expires:
                                                              ---------------

                                   SCHEDULE 1
                                   ----------

                            (Description of Property)